Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 36 to the Registration Statement (Form N-1A) (No. 2-62218) of Legg Mason Cash Reserve Trust of our report dated September 21, 1998, included in the 1998 Annual Report to Shareholders.


                                       /s/ Ernst & Young LLP
                                       _____________________


Philadelphia, Pennsylvania
October 27, 1998